Exhibit 99.5

                               SUBSTITUTE FORM W-9

                            IMPORTANT TAX INFORMATION

      Under United States federal income tax law, dividend payments and other distributions that may be made by the Company on shares of Common Stock issued upon the exercise of Rights may be subject to backup withholding and each Rights holder who exercises Rights should provide the Company with such Rights holder's correct Taxpayer Identification Number ("TIN") below on this Substitute Form W-9. If such Rights holder is an individual, the TIN is his or her Social Security Number ("SSN"). If the Company is not provided with the correct TIN in connection with such payments, the Rights holder may be subject to a penalty imposed by the Internal Revenue Service (the "IRS") as discussed below under "Penalties."

      Generally, such payments will be subject to backup withholding unless (a) the holder is exempt from backup withholding or (b) the holder furnishes the payer with his correct tax identification number and certifies that the number provided is correct and, in the case of backup withholding on dividend payments, further certifies that such holder is not subject to backup withholding due to prior underreporting of interest or dividend income. To avoid backup withholding on payments and distributions from us, each Rights holder who exercises rights and is a U.S. person (including a resident alien) not exempt from backup withholding must complete Substitute Form W-9 below to provide our subscription agent with such Rights holder's correct taxpayer identification number (or with a certification that such rightholder is awaiting a taxpayer identification number), and with a certification that such rightholder is not subject to backup withholding.

WHAT IS BACKUP WITHHOLDING?

      Persons making certain payments to you must withhold and pay to the IRS 28% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding, include interest, dividends, broker and barter exchange transactions, rents, royalties and non-employee pay. Real estate transactions are not subject to backup withholding. If you give the payer your correct TIN, make proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

            1.    you do not furnish your TIN to the payer, or

            2. the IRS tells the payer that you furnished an incorrect TIN, or

            3. the IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

            4. you did not certify to the payer that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

            5.    you did not certify your TIN when required.

      Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, such Rights holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. The form of such statements can be obtained from the subscription agent. See the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Company will be required to withhold 28% of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      A person who is required to file an information return with the IRS must get your TIN to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the payer (the person requesting your TIN) and, when applicable, (1) to certify that the TIN you are using is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding or (3) to claim exemption from backup withholding if you are an exempt payee. To prevent backup withholding, a Rights holder is required to notify the Company of such Rights holder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a TIN) and return this Substitute Form W-9 to the Company's subscription agent together with the Subscription Agreement and all other materials..

WHAT NUMBER TO GIVE THE COMPANY

      Each Rights holder is required to give the Company the SSN or Employer Identification Number ("EIN") of the record owner of the Rights. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on this Substitute Form W-9 for additional guidelines on which number to report.

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                               PAYERS NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9                                REQUEST FOR TAXPAYER                    Give form to the
Department of the Treasury                     IDENTIFICATION NUMBER (TIN)                 requester.  Do NOT
Internal Revenue Service                            AND CERTIFICATION                      send to the IRS
----------------------------------------------------------------------------------------------------------------------

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Name of U.S. Person

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Business Name (if different from name given above)


Please check appropriate box: |_| Individual/Sole Proprietor  |_| Corporation
                              |_| Partnership                 |_| Other_________

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Address (including number, street, apartment or suite number)

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City, State and Zip Code
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PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT                    Social Security Number(s)
         AND CERTIFY BY SIGNING AND DATING BELOW                        or Employer Identification Number

                                                                                -----------------
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PART II - For Payees Exempt from backup withholding or awaiting their TIN, please check the appropriate box below

                  a.  Exempt TIN |_|                       b.   Awaiting TIN |_|
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PART III - CERTIFICATION - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number
    (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service
    ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTION - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

Signature:                                                             Date:
          ----------------------------------------------------              -----------------
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

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
             THE BOX IN PART II.b. ABOVE OF THIS SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the subscription agent, 28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

----------------------------                    --------------------------
          Signature                                         Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU IN THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      INFORMATION.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                              SPECIFIC INSTRUCTIONS

NAME

      If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

      If you are a sole proprietor, you must enter your individual name. You may enter your business name or "doing business as" name on the business name line. Enter your business name as it was used to apply for your Employer Identification Number on Form SS-4.

      If you are a single member limited liability company that is disregarded as an entity separate from its owner under U.S. federal income tax law, you must enter the owner's name on the name line and the limited liability company's name on the business name line.

      If you are any other entity, enter your name as shown on the charter or other legal document creating you on the name line.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

      You must enter your TIN on the appropriate line. Your TIN generally is your social security number if you are an individual, and your employer identification number if you are a corporation, partnership or other entity.

      If you are a resident alien and you do not have or are not eligible to receive a social security number, your TIN is your IRS individual taxpayer identification number (ITIN).

      If you are a sole proprietor, you may enter your Social Security Number or Employer Identification Number.

      If you are a single member limited liability company that is disregarded as an entity separate from its owner under U.S. federal income tax law, you must enter the owner's social security number if you are owned by an individual, or the owner's employer identification number if you are owned by a corporation, partnership or other entity.

      Also see the chart under "Guidelines for Determining Proper Identification Number to Give to Payer," below, for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under " Obtaining a Number" below.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

      Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see "Payees Exempt from Backup Withholding" below.

      If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your complete TIN in
Part I, check the box for "Exempt TIN" in Part II.a., and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer the appropriate completed Form W-8 BEN, Certificate of Foreign Status.

PART III -- CERTIFICATION

      For a joint account, only the person whose TIN is shown in Part I should sign.

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: e.g. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

====================================================================================================================
                                                                   Give the
                                                                   SOCIAL SECURITY
For this type of account:                                          number of--
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
  1.   An individual's account                                     The individual
                                                                   The actual owner of the account or, if combined
  2.   Two or more individuals (joint account)                     funds, any one of the individuals(1)

  3.   Custodian account of a minor (Uniform Gift to Minors        The minor(2)
       Act)

  4.   a. The usual revocable savings trust account                The grantor-trustee(1)
          (grantor is also trustee)
       b. So-called trust account that is not a legal or           The actual owner(1)
          valid trust under State law

  5.   Sole proprietorship account                                 The owner(3)
--------------------------------------------------------------------------------------------------------------------

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                                                                   Give the EMPLOYER IDENTIFICATION
For this type of account:                                          number of--
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  6.   Sole proprietorship account                                 The owner(3)

  7.   A valid trust, estate, or pension trust                     The legal entity(4)

  8.   Corporate account                                           The corporation

  9.   Partnership account held in the name of the business        The partnership

 10.   Association, club, religious, charitable, educational       The organization
       or other tax-exempt organization

 11.   A broker or registered nominee                              The broker or nominee

 12.   Account with the Department of Agriculture in the name      The public entity
       of a public entity (such as a State or local government,
       school district, or prison) that receives agricultural
       program payments

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

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name but, you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (IRS) and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

      o     A corporation.

      o     A financial institution.

      o An organization exempt from tax under section 501(a), or an individual retirement plan.

      o     The United States or any agency or instrumentality thereof.

      o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

      o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

      o An international organization or any agency or instrumentality thereof.

      o A registered dealer in securities or commodities registered in the United States or a possession of the United States.

      o     A real estate investment trust.

      o     A common trust fund operated by a bank under Section 584(a).

      o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

      o An entity registered at all times under the Investment Company Act of 1940.

      o     A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

      o     Payments to nonresident aliens subject to withholding under Section
            1441.

      o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

      o Payments of patronage dividends where the amount received is not paid in money.

      o     Payments made by certain foreign organizations.

      o     Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

      o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

      o     Payments described in Section 6049(b)(5) to nonresident aliens.

      o     Payments on tax-free covenant bonds under Section 1451.

      o     Payments made by certain foreign organizations.

      o     Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE EXEMPT ON THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.